Statements of Net Assets Available for Benefits - EBP 001 [Member] - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments - Participant-Directed - at fair value	$ 938,443,878	$ 839,056,852
Employer Contributions Receivable	861,279	637,846
Notes Receivable from Participants	4,636,469	4,175,736
Net Assets Available for Benefits	$ 943,941,626	$ 843,870,434